Fidelity®

Capital & Income

Fund

Semiannual Report

October 31, 2001

(2_fidelity_logos)(registered_trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended October 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Capital & Income	-8.91%	-13.47%	16.15%	128.99%
ML High Yield Master II	-2.51%	0.05%	18.68%	114.39%
High Current Yield Funds Average	-3.91%	-3.98%	7.56%	85.61%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 409 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital & Income	-13.47%	3.04%	8.64%
ML High Yield Master II	0.05%	3.48%	7.92%
High Current Yield Funds Average	-3.98%	1.28%	6.27%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $22,899 - a 128.99% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,439 - a 114.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

Semiannual Report

Performance - continued

Total Return Components

	Six months ended October 31,	Years ended April 30,
	2001	2001	2000	1999	1998	1997
Dividend returns	3.28%	7.15%	8.28%	10.19%	8.50%	8.52%
Capital returns	-12.19%	-16.52%	-7.34%	-0.85%	15.09%	-0.64%
Total returns	-8.91%	-9.37%	0.94%	9.34%	23.59%	7.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended October 31, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.47¢	26.23¢	57.87¢
Annualized dividend rate	7.87%	7.19%	7.62%
30-day annualized yield	9.15%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $6.69 over the past one month, $7.24 over the past six months and $7.59 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The devastating events of September 11 were a significant contributor to the high-yield bond market's negative performance for the six-month period ending October 31, 2001. During that time frame, the Merrill Lynch High Yield Master II Index - a broad measure of high-yield market performance - declined 2.51%. Primarily because of the terrorist attack, the air transportation segment of the Merrill Lynch index fell 24% during the third quarter of 2001. The insurance sector and the hotel and lodging industries also posted losses. Elsewhere, the returns from the high-yield market were held back by weakness in the telecommunications sector, the largest component of the Merrill Lynch benchmark. Telecom companies continued to be plagued by a lack of capital flowing into the sector and near industry-wide profit warnings. The cable-TV industry - the second-largest component of the Merrill Lynch index - also declined throughout the period. High-yield performance did rebound fairly well in October - the final month of the period - as confidence about the prospects of a long-awaited economic recovery gained momentum. Additionally, the overall high-yield market offered investors a yield of approximately 13% at the end of the period, nearly eight percentage points higher than the yields of 10-year Treasury notes. However, that advantage was offset to a degree by a high-yield default rate of approximately 9%.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Capital & Income Fund

Q. How did the fund perform, David?

A. For the six months that ended October 31, 2001, the fund had a total return of -8.91%. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned -2.51% during the same period, while the high current yield funds average tracked by Lipper Inc. returned -3.91%. For the 12 months that ended October 31, 2001, the fund returned -13.47%, while the Merrill Lynch index and the Lipper average returned 0.05% and -3.98%, respectively.

Q. Why did the fund lag the market and its peers during the past six months?

A. Investors sought higher-quality, safer investments during the period, due to moribund economic growth and the after-effects of September's terrorist attacks. This backdrop proved difficult for the fund, since it had a more aggressive positioning than the index and the peer group. The fund holds investments in common stocks and distressed securities, which are not part of the index and typically are not found in the funds that make up the Lipper peer group. During the period, both stocks and distressed securities struggled even more than high-yield bonds, which had a rough go of it as well. The fund and its peers also did not perform as well as the index because they carry a lower overall credit quality than the bonds found in the index. The fund's performance was hurt further by its investments in deferred payment securities, which do not pay current income but offer the potential of significant capital appreciation. Within the risk-averse backdrop that characterized the market, investors shied away from this type of security, instead gravitating toward cash-paying securities that offered current interest payments.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What was your approach with the fund during the period?

A. I moved to upgrade the fund by increasing its credit quality, adding investments with higher credit ratings such as retailer JC Penney, copper producer Phelps Dodge and CMS Energy. These higher-quality investments provided good returns for the fund. I also reduced the fund's stake in the telecommunications sector, which struggled in 2001, and added investments in energy. California utilities Pacific Gas & Electric, Southern California Edison, Mission Energy and Edison Mission also have become significant investments for the fund. The macroeconomic conditions that forced these firms into profound difficulties earlier this year have reversed themselves; in particular, energy prices have come down quite a bit. Further, I maintained a large cash position, as I do from time to time, to take advantage of buying opportunities when they arise.

Q. What were the net effects of the terrorist attacks on the high-yield market and the fund?

A. In the aftermath of September 11, there was an increase of supply in the high-yield market, as bonds of companies directly affected fell into the high-yield universe. Most of the airlines fit this description, as did many retailers whose prospects weakened with economic activity expected to come to a standstill. As far as the fund was concerned, I initiated investments in Delta Air Lines and AMR Corp., the holding company of American Airlines, feeling that the securities were attractively priced and the companies were positioned well enough to recover from the negative effects brought on by the tragedies.

Q. Which investments performed well for the fund? Which were disappointments?

A. Gaylord Container fared particularly well after it received a tender offer from Temple Inland. The California utilities I mentioned earlier - Pacific Gas & Electric, Southern California Edison, Mission Energy and Edison Mission - also posted solid performance, as did grocery store company A&P, which the fund has since sold. On the down side were several of the fund's equity holdings, which suffered from an overall negative sentiment toward stocks. For example, satellite service provider EchoStar common stock fell due to concerns that consumer spending would stall within a weak economy. In addition, bond positions that underperformed included NTL, a British cable company that many were concerned would lose access to capital needed to complete its business plan, despite the fact that the company posted very strong subscriber growth. Nextel, a wireless communications company, was hit by the same fears regarding access to capital. I still believe in the long-term stories behind these investments, so they remain in the fund for now.

Q. What's your outlook for the rest of 2001 and the beginning of 2002?

A. The future of the economy and the markets is neither more nor less clear than it ever is, although it's likely the economy could struggle in the months ahead. However, forecasting the direction of the economy is not part of my investment approach. Instead, I look for companies offering strong business fundamentals going forward, choosing to invest in those I believe are capitalized well enough to do well over the long term.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth by investing mainly in debt and equity securities, with an emphasis on lower-quality debt securities

Fund number: 038

Trading symbol: FAGIX

Start date: November 1, 1977

Size: as of October 31, 2001, more than $2.7 billion

Manager: David Glancy, since 1996; manager, Fidelity and Fidelity Advisor Leveraged Company Stock funds, since 2001; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

David Glancy on the fund and the high-yield market:

"Compared with the high-yield market as a whole, as represented by the Merrill Lynch High Yield Master II Index, the fund is a relatively aggressive investment vehicle. As such, there may be periods when, because of the market's lack of confidence and search for safety, the fund will underperform the broader high-yield market. Nevertheless, it's important to keep some factors in mind. First, the fund is given wide latitude to invest in a variety of security types, including junk bonds, common stocks and distressed securities. While this freedom hurt the fund's relative performance during the past year, over the long term it has provided flexibility to unearth the best opportunities among a diverse menu of possibilities. With Fidelity's research prowess, we should be able to locate those investments that offer the best promise of both income and capital growth. It's important for shareholders to understand that the fund can encounter short-term difficulties due to market or other conditions. If you can keep that in mind, it will be easier for you to ride out any short-term storms and focus on the possibilities offered by the fund, which has performed very well on a long-term basis."

Semiannual Report

Investment Changes

Top Five Holdings as of October 31, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp.	6.2	6.7
Rite Aid Corp.	2.9	2.1
Pacific Gas & Electric Co.	2.8	1.2
Nextel Communications, Inc.	2.6	5.5
Adelphia Communications Corp.	2.6	1.8
	17.1
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	16.5	14.6
Telecommunications	13.1	21.7
Electric Utilities	10.4	1.4
Broadcasting	6.6	11.4
Food and Drug Retail	5.8	4.9
Quality Diversification as of October 31, 2001
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	0.5	0.1
Baa	4.5	0.6
Ba	17.5	4.9
B	28.3	36.9
Caa, Ca, C	9.3	10.7
D	0.0	0.0
Not Rated	4.1	1.7

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P® ratings. Unrated debt securities that are equivalent to Ba and below at October 31, 2001 and April 30, 2001 account for 4.1% and 1.7% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of October 31, 2001 *		As of April 30, 2001 **
	Nonconvertible Bonds 58.4%		Nonconvertible Bonds 50.8%
	Convertible Bonds, Preferred Stocks 8.1%		Convertible Bonds, Preferred Stocks 9.9%
	Common Stocks 11.5%		Common Stocks 16.0%
	Other Investments 3.6%		Other Investments 2.2%
	Short-Term Investments and Net Other Assets 18.4%		Short-Term Investments and Net Other Assets 21.1%
* Foreign investments	7.2%	** Foreign investments	9.8%

Semiannual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Corporate Bonds - 59.8%
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 1.4%
Broadcasting - 0.7%
EchoStar Communications Corp.:
4.875% 1/1/07	Caa1		$ 3,000	$ 2,318
5.75% 5/15/08 (h)	Caa1		20,000	16,550
				18,868
Healthcare - 0.3%
Tenet Healthcare Corp. 6% 12/1/05	Ba1		8,950	8,726
Metals/Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (h)	CCC		3,713	3,902
Super Retail - 0.0%
Merry-Go-Round Enterprises, Inc. 0% 5/16/97 (d)(j)	-		8,914	0
Technology - 0.2%
Gilat Satellite Networks Ltd. yankee 4.25% 3/15/05	-		17,830	4,279
Telecommunications - 0.1%
Covad Communications Group, Inc. 6% 9/15/05 (d)(h)	C		23,705	4,030
TOTAL CONVERTIBLE BONDS				39,805
Nonconvertible Bonds - 58.4%
Aerospace - 0.0%
Hexcel Corp. 9.75% 1/15/09	Caa1		2,000	1,000
Air Transportation - 0.7%
AMR Corp. 9% 8/1/12	Ba2		3,000	2,700
Delta Air Lines, Inc. 8.3% 12/15/29	Ba2		11,710	8,900
Northwest Airlines, Inc. 8.875% 6/1/06	Ba3		11,000	8,360
				19,960
Auto Parts Distribution - 0.1%
Accuride Corp. 9.25% 2/1/08	Caa1		4,015	1,807
Automotive - 0.2%
AutoNation, Inc. 9% 8/1/08 (h)	Ba2		5,000	4,888
Broadcasting - 0.4%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3		11,690	10,696
Building Materials - 0.1%
American Standard, Inc. 7.125% 2/15/03	Ba2		3,440	3,509
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - 13.2%
Adelphia Communications Corp.:
7.5% 1/15/04	B2		$ 13,000	$ 12,220
9.25% 10/1/02	B2		43,105	42,889
10.25% 11/1/06	B2		5,000	4,775
10.25% 6/15/11	B2		1,780	1,647
10.875% 10/1/10	B2		9,000	8,640
Century Communications Corp.:
9.5% 3/1/05	B2		2,875	2,774
9.75% 2/15/02	B2		26,665	26,665
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2		3,000	2,850
9.625% 11/15/09	B2		6,440	6,424
10% 5/15/11	B2		28,770	28,770
Diamond Cable Communications PLC yankee:
11.75% 12/15/05	B3		23,005	11,042
13.25% 9/30/04	B3		14,800	7,844
Echostar Broadband Corp. 10.375% 10/1/07	B1		14,895	15,640
EchoStar DBS Corp.:
9.25% 2/1/06	B1		6,100	6,283
9.375% 2/1/09	B1		13,621	13,893
International Cabletel, Inc.:
11.5% 2/1/06	B3		41,748	24,214
12.75% 4/15/05	B3		16,288	10,424
NTL Communications Corp.:
0% 10/1/08 (e)	B3		9,660	3,816
11.5% 10/1/08	B3		7,380	4,317
Pegasus Communications Corp.:
9.625% 10/15/05	B3		25,714	21,600
9.75% 12/1/06	B3		9,015	7,573
Pegasus Media & Communications, Inc. 12.5% 7/1/05	B3		3,700	3,404
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (e)	Caa1		24,200	13,552
12.375% 8/1/06	B3		23,325	20,526
Telewest PLC yankee 11% 10/1/07	B2		51,070	39,069
United International Holdings, Inc. 0% 2/15/08 (e)	Caa3		20,400	3,060
United Pan-Europe Communications NV yankee:
10.875% 11/1/07	Caa3		6,770	1,083
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
United Pan-Europe Communications NV yankee: - continued
10.875% 8/1/09	Caa3		$ 11,765	$ 1,765
11.25% 11/1/09	Caa3		16,000	2,560
11.25% 2/1/10	B2		39,085	6,254
11.5% 2/1/10	B2		31,665	5,066
				360,639
Capital Goods - 0.2%
Numatics, Inc. 9.625% 4/1/08	Caa2		5,827	3,088
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3		4,110	1,644
Thermadyne Holdings Corp. 0% 6/1/08 (d)(e)	C		18,975	190
				4,922
Chemicals - 1.8%
Huntsman ICI Holdings LLC 0% 12/31/09	B3		6,490	1,298
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3		18,260	17,347
9.875% 5/1/07	Ba3		4,500	4,320
10.875% 5/1/09	B2		22,845	19,304
Sterling Chemicals, Inc.:
11.75% 8/15/06 (d)	C		670	94
12.375% 7/15/06 (d)	Ca		8,620	7,155
				49,518
Consumer Products - 1.1%
Omega Cabinets Ltd. 10.5% 6/15/07	B3		650	663
Pennzoil-Quaker State Co.:
9.4% 12/1/02 (f)	Ba2		590	602
10% 11/1/08 (h)	Ba3		3,310	3,335
Quaker State Corp. 6.625% 10/15/05	Ba2		4,830	4,589
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa1		16,000	12,080
8.625% 2/1/08	Caa3		15,863	7,614
				28,883
Containers - 0.8%
Owens-Illinois, Inc.:
7.15% 5/15/05	B3		4,950	4,208
7.35% 5/15/08	B3		1,250	1,006
7.8% 5/15/18	B3		15,950	11,444
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Containers - continued
Owens-Illinois, Inc.: - continued
7.85% 5/15/04	B3		$ 5,160	$ 4,541
8.1% 5/15/07	B3		670	553
				21,752
Diversified Financial Services - 2.1%
AmeriCredit Corp. 9.875% 4/15/06	Ba1		3,700	3,201
Finova Group, Inc. 7.5% 11/15/09	-		46,131	16,838
GS Escrow Corp.:
7% 8/1/03	Ba1		21,140	21,659
7.125% 8/1/05	Ba1		10,000	10,293
Metris Companies, Inc.:
10% 11/1/04	Ba3		5,403	4,701
10.125% 7/15/06	Ba3		1,000	840
				57,532
Diversified Media - 1.5%
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1		22,490	20,241
Fox Family Worldwide, Inc. 9.25% 11/1/07	Baa1		14,315	15,031
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	B2		5,390	4,043
Time Warner Telecom, Inc. 10.125% 2/1/11	B2		2,460	1,845
				41,160
Electric Utilities - 10.4%
AES Corp.:
7.375% 6/15/03	Ba1		23,135	22,441
8.75% 12/15/02	Ba1		13,960	14,204
9.375% 9/15/10	Ba1		20,958	19,491
9.5% 6/1/09	Ba1		2,320	2,204
CMS Energy Corp. 8.125% 5/15/02	Ba3		37,555	37,743
Edison Mission Energy:
7.73% 6/15/09	Baa3		4,500	4,275
9.875% 4/15/11	Baa3		2,740	2,918
10% 8/15/08 (h)	Baa3		13,930	14,766
Mission Energy Co. 8.125% 6/15/02 (h)	Baa3		22,000	21,890
Mission Energy Holding Co. 13.5% 7/15/08 (h)	Ba2		16,810	18,743
Pacific Gas & Electric Co.:
5.875% 10/1/05	B3		3,365	3,382
6.25% 8/1/03	B3		12,140	11,654
6.25% 3/1/04	B3		11,320	10,867
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Pacific Gas & Electric Co.: - continued
7.05% 3/1/24	B3		$ 9,840	$ 9,545
7.375% 11/1/05 (d)(h)	Caa2		20,950	21,160
7.875% 3/1/02	B3		19,030	18,649
8.375% 5/1/25	B3		2,610	2,558
PG&E National Energy Group, Inc. 10.375% 5/16/11	Baa2		25,000	27,375
Southern California Edison Co.:
5.625% 10/1/02	B3		3,180	3,085
6.25% 6/15/03	B3		1,765	1,571
8.95% 11/3/03 (d)	Caa2		10,060	9,758
Western Resources, Inc. 7.25% 8/15/02	A3		5,813	5,894
				284,173
Energy - 2.8%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd. 11.5% 11/1/04	Caa3		3,500	2,573
Belden & Blake Corp. 9.875% 6/15/07	Caa3		8,000	6,240
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08 (h)	Ba3		1,290	1,335
Chesapeake Energy Corp.:
7.875% 3/15/04	B2		18,367	18,551
8.125% 4/1/11	B2		6,260	6,119
Hanover Equipment Trust 8.5% 9/1/08 (h)	Ba3		4,300	4,515
Magnum Hunter Resources, Inc. 10% 6/1/07	B2		1,250	1,206
Nuevo Energy Co.:
9.375% 10/1/10	B1		3,315	3,199
9.5% 6/1/08	B1		1,270	1,238
Ocean Rig Norway AS yankee 10.25% 6/1/08	B3		6,635	5,175
Petsec Energy, Inc. 9.5% 6/15/07 (d)	-		4,455	89
R&B Falcon Corp. 9.125% 12/15/03	Baa3		9,675	10,522
SESI LLC 8.875% 5/15/11	B1		2,000	1,880
Triton Energy Ltd. yankee 8.875% 10/1/07	Ba3		10,044	11,048
Triton Energy Ltd./Triton Energy Corp. 9.25% 4/15/05	Baa2		560	622
Westport Resources Corp. 8.25% 11/1/11 (h)	Ba3		3,000	3,000
				77,312
Entertainment/Film - 0.7%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3		6,940	5,968
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Entertainment/Film - continued
AMC Entertainment, Inc.: - continued
9.5% 2/1/11	Caa3		$ 11,710	$ 9,836
Cinemark USA, Inc. 9.625% 8/1/08	Caa2		570	479
IMAX Corp. yankee 7.875% 12/1/05	Caa2		9,020	2,571
				18,854
Food and Drug Retail - 3.2%
Great Atlantic & Pacific Tea, Inc.:
7.7% 1/15/04	B2		10,435	10,226
7.75% 4/15/07	B2		2,135	2,018
Rite Aid Corp.:
6% 12/15/05 (h)	Caa2		9,345	7,756
6.125% 12/15/08 (h)	Caa2		4,500	3,258
7.125% 1/15/07	Caa2		5,275	4,326
7.625% 4/15/05	Caa2		8,695	7,652
11.25% 7/1/08 (h)	Caa2		6,610	6,544
12.5% 9/15/06 (h)	-		43,940	46,576
				88,356
Gaming - 0.4%
Harrahs Operating Co., Inc. 7.875% 12/15/05	Ba1		1,330	1,363
International Game Technology 7.875% 5/15/04	Ba1		2,150	2,220
Mandalay Resort Group 9.5% 8/1/08	Ba2		2,000	2,000
Mirage Resorts, Inc. 6.75% 8/1/07	Baa3		2,860	2,688
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1		3,540	3,151
				11,422
Healthcare - 2.8%
Broadlane, Inc. 6% 3/31/03 (j)	-		11,000	10,808
Columbia/HCA Healthcare Corp.:
8.12% 8/4/03	Ba1		4,875	5,100
8.125% 8/4/03	Ba1		2,960	3,127
Quest Diagnostics, Inc. 7.5% 7/12/11	Ba1		3,000	3,183
Service Corp. International (SCI):
6.3% 3/15/03	B1		9,335	9,148
7% 6/1/15	B1		2,000	1,980
Tenet Healthcare Corp. 8.625% 1/15/07	Ba1		41,750	44,046
				77,392
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Homebuilding/Real Estate - 0.6%
LNR Property Corp.:
9.375% 3/15/08	Ba3		$ 16,175	$ 15,528
10.5% 1/15/09	Ba3		2,000	1,985
				17,513
Hotels - 1.4%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	Ba3		16,605	16,439
ITT Corp.:
6.75% 11/15/03	Ba1		5,130	4,976
6.75% 11/15/05	Ba1		17,890	16,861
				38,276
Insurance - 0.0%
Conseco, Inc. 8.75% 2/9/04	B1		1,000	450
Metals/Mining - 0.6%
Better Minerals & Aggregates Co. 13% 9/15/09	B3		5,060	3,795
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26	B3		5,590	4,752
Phelps Dodge Corp.:
8.75% 6/1/11	Baa3		2,960	2,634
9.5% 6/1/31	Baa3		5,240	4,402
				15,583
Paper - 1.3%
Gaylord Container Corp.:
9.375% 6/15/07	Caa2		2,515	1,899
9.75% 6/15/07	Caa2		15,935	12,031
S.D. Warren Co. 14% 12/15/06 pay-in-kind	Ba3		20,000	21,650
				35,580
Publishing/Printing - 0.0%
Maxwell Communication Corp. PLC euro 5% 6/16/10 (d)	-	CHF	4	0
Railroad - 0.2%
TFM SA de CV yankee 0% 6/15/09 (e)	B1		5,000	3,950
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2		390	407
Tricon Global Restaurants, Inc. 7.45% 5/15/05	Ba1		1,800	1,818
				2,225
Steels - 0.1%
AK Steel Corp. 7.875% 2/15/09	B1		2,000	1,870
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Super Retail - 1.5%
Dillard's, Inc.:
6.39% 8/1/03	Ba1		$ 9,825	$ 9,236
6.43% 8/1/04	Ba1		5,000	4,500
JCPenney Co., Inc.:
6% 5/1/06	Ba2		3,430	2,950
6.125% 11/15/03	Ba2		955	898
6.5% 6/15/02	Baa3		2,920	2,876
6.9% 8/15/26	Ba2		10,330	9,917
7.375% 8/15/08	Ba2		3,735	3,548
7.4% 4/1/37	Ba2		3,520	3,379
7.6% 4/1/07	Ba2		1,035	988
7.95% 4/1/17	Ba2		1,035	859
Merry-Go-Round Enterprises, Inc. 7.09% 9/1/03 (d)(j)	-		7,500	0
Saks, Inc. 7.375% 2/15/19	Ba2		4,000	2,480
				41,631
Technology - 1.1%
Anteon Corp. 12% 5/15/09	B3		3,000	3,120
ChipPAC International Ltd. 12.75% 8/1/09	B3		5,910	4,373
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2		860	873
10.5% 2/1/09	B2		1,410	1,445
Micron Technology, Inc. 6.5% 9/30/05 (j)	B3		4,000	3,280
Unisys Corp. 8.125% 6/1/06	Ba1		5,000	4,963
Xerox Capital (Europe) PLC 5.875% 5/15/04	A2		7,130	5,490
Xerox Corp. 7.15% 8/1/04	Ba1		2,275	1,911
Xerox Credit Corp. 6.1% 12/16/03	Ba1		7,010	5,608
				31,063
Telecommunications - 8.8%
AirGate PCS, Inc. 0% 10/1/09 (e)	Caa1		3,900	2,808
Allegiance Telecom, Inc.:
0% 2/15/08 (e)	B3		16,835	6,566
12.875% 5/15/08	B3		7,210	4,831
American Tower Corp. 9.375% 2/1/09	B3		2,820	2,284
Asia Global Crossing Ltd. 13.375% 10/15/10	B2		18,840	4,333
Covad Communications Group, Inc.:
0% 3/15/08 (d)(e)	C		21,656	2,815
12% 2/15/10 (d)	C		23,850	4,293
12.5% 2/15/09 (d)	C		17,595	4,047
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Crown Castle International Corp.:
9.375% 8/1/11	B3		$ 5,500	$ 4,730
10.75% 8/1/11	B3		3,000	2,775
Exodus Communications, Inc.:
10.75% 12/15/09	Ca		22,670	4,874
11.25% 7/1/08	Ca		1,650	355
11.625% 7/15/10	Ca		9,430	2,027
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-		9,685	339
Focal Communications Corp. 11.875% 1/15/10	Caa3		1,500	585
Hyperion Telecommunications, Inc. 13% 4/15/03	Caa2		1,860	223
Impsat Fiber Networks, Inc. 13.75% 2/15/05	Caa3		24,370	1,950
Intermedia Communications, Inc. 8.875% 11/1/07	Baa2		11,710	11,769
Level 3 Communications, Inc.:
9.125% 5/1/08	Caa1		10,170	4,577
11% 3/15/08	Caa1		11,195	5,430
Loral Space & Communications Ltd. 9.5% 1/15/06	B3		44,025	23,774
McLeodUSA, Inc.:
0% 3/1/07 (e)	B3		6,370	1,274
8.125% 2/15/09	B2		2,000	440
8.375% 3/15/08	B3		14,474	3,184
9.25% 7/15/07	B3		9,450	2,363
11.375% 1/1/09	B3		5,890	1,531
Nextel Communications, Inc. 12% 11/1/08	B1		6,000	4,680
Nextel Partners, Inc.:
11% 3/15/10	B3		8,945	6,619
11% 3/15/10	B3		7,275	5,384
NEXTLINK Communications, Inc.:
0% 4/15/08 (e)	Caa1		39,785	3,979
0% 6/1/09 (e)	Caa1		40,813	3,877
0% 12/1/09 (e)	Caa1		83,220	5,825
9.625% 10/1/07	Caa1		3,000	540
10.75% 6/1/09	Caa1		17,145	3,429
Orion Network Systems, Inc.:
0% 1/15/07 (e)	Ca		1,500	690
11.25% 1/15/07	Ca		14,625	5,411
Satelites Mexicanos SA de CV:
8.21% 6/30/04 (h)(i)	B1		30,499	28,059
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Satelites Mexicanos SA de CV: - continued
yankee 10.125% 11/1/04	B3		$ 59,535	$ 35,870
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3		5,960	5,155
10.625% 7/15/10	B3		7,215	8,333
Triton PCS, Inc.:
0% 5/1/08 (e)	B2		2,610	2,388
9.375% 2/1/11	B3		13,900	14,595
U.S. Unwired, Inc. 0% 11/1/09 (e)	Caa1		1,980	1,247
				240,258
Textiles & Apparel - 0.2%
St. John Knits International, Inc. 12.5% 7/1/09	B3		6,235	5,923
Toys - 0.0%
Hedstrom Corp. 10% 6/1/07 (d)	D		9,915	198
TOTAL NONCONVERTIBLE BONDS				1,598,295
TOTAL CORPORATE BONDS (Cost $1,985,661)				1,638,100
Asset-Backed Securities - 0.0%

Airplanes pass thru trust 10.875% 3/15/19 (Cost $1,854)	Ba2		2,420	847
Commercial Mortgage Securities - 1.5%

CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class F, 6.083% 9/15/03 (h)(i)	Ba2		4,000	3,875
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.1775% 4/29/39 (h)(i)	-		9,200	7,512
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 Class J, 6% 1/15/11 (h)	Ba1		3,100	2,462
Morgan Stanley Capital I, Inc. Series 1998-HF1 Class F, 7.18% 12/15/09 (h)	Aaa		2,000	1,859
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.4977% 11/18/31 (h)(i)	Ba1		3,000	2,670
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (h)	BB		4,500	3,769
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s)	Value (Note 1) (000s)
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (h)	BB+		$ 4,347	$ 3,192
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 7.4875% 1/15/03 (h)(i)	-		6,201	5,938
Series 1998-ST1A Class B1A, 5.275% 1/15/03 (h)(i)	-		4,368	4,267
Structured Asset Securities Corp. Series 1995-C1 Class F, 7.375% 9/25/24 (h)	-		5,344	4,886
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $38,962)				40,430
Common Stocks - 11.5%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	290	0
Broadcasting - 5.5%
EchoStar Communications Corp. Class A (a)	6,482,679	150,323
Cable TV - 0.7%
NTL, Inc. (a)	75,000	255
Pegasus Communications Corp. Class A (a)	1,952,526	19,330
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	7,450	2
		19,587
Chemicals - 0.0%
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	6,690	0
Containers - 0.2%
Owens-Illinois, Inc. (a)	1,000,000	6,100
Trivest 1992 Special Fund Ltd. (j)	11,400,000	228
		6,328
Diversified Financial Services - 0.2%
Delta Financial Corp. (a)	800	1
Delta Financial Corp. warrants 12/21/10 (a)	143,387	1
Delta Funding Residual Exchange Co. LLC Class A (membership interest)	13,527	5,167
Delta Funding Residual Management, Inc.	13,527	0
		5,169
Diversified Media - 0.0%
Liberty Media Corp. Class A (a)	88,300	1,032
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Energy - 0.1%
Chesapeake Energy Corp. (a)	100,000	$ 725
Pride International, Inc. (a)	194,000	2,495
		3,220
Entertainment/Film - 0.0%
AMC Entertainment, Inc. (a)	31,600	379
Food and Drug Retail - 2.6%
Pathmark Stores, Inc. (a)(g)	2,599,730	61,302
Pathmark Stores, Inc. warrants 9/19/10 (a)	585,128	5,266
Rite Aid Corp. (a)	584,530	3,226
		69,794
Healthcare - 0.0%
National Vision, Inc. (a)(g)	264,733	93
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (j)	79,800	0
Class B (j)	19,817	0
		0
Insurance - 0.8%
American Financial Group, Inc., Ohio	914,300	20,233
Markel Corp. (a)	6,900	1,352
		21,585
Super Retail - 0.0%
JCPenney Co., Inc.	12,100	263
Kmart Corp. (a)	4,200	26
Merry-Go-Round Enterprises, Inc. (a)	1,258,700	0
		289
Telecommunications - 0.8%
Focal Communications Corp. (a)(g)	29,091,411	15,128
Leap Wireless International, Inc.:
warrants 4/15/10 (a)(h)	11,475	5
warrants 4/15/10 (a)(h)	10,900	4
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	10,000	4
warrants 1/15/07 (CV ratio .6) (a)	5,000	2
Loral Space & Communications Ltd. (a)	250,000	323
McCaw International Ltd. warrants 4/16/07 (a)(h)	55,220	0
Motient Corp. warrants 4/1/08 (a)	3,800	0
Nextel Communications, Inc.	765,424	6,085
		21,551
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Textiles & Apparel - 0.6%
Arena Brands Holdings Corp. Class B	659,302	$ 16,483
TOTAL COMMON STOCKS (Cost $541,795)		315,833
Preferred Stocks - 6.7%

Convertible Preferred Stocks - 0.0%
Telecommunications - 0.0%
Loral Space & Communications Ltd. $3.00 (h)	80,000	640
Nonconvertible Preferred Stocks - 6.7%
Banks and Thrifts - 0.0%
Associates First Capital Corp. (residual value obligation) (a)	531,600	5
Broadcasting - 0.0%
Granite Broadcasting Corp. $127.50 pay-in-kind	4,098	738
Cable TV - 2.6%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	666,046	68,936
NTL, Inc. Series B, $130.00 pay-in-kind	8,359	1,672
		70,608
Diversified Financial Services - 0.8%
American Annuity Group Capital Trust I $2.3125	72,565	1,773
American Annuity Group Capital Trust II $88.75	18,557	18,518
Delta Financial Corp. Series A, $10.00	13,527	0
		20,291
Homebuilding/Real Estate - 0.3%
Swerdlow Real Estate Group, Inc.:
junior (j)	19,817	0
mezzanine (j)	79,800	0
senior (j)	79,800	8,309
		8,309
Technology - 0.3%
Ampex Corp. 8% non-cumulative	5,402	8,427
Telecommunications - 2.7%
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	10,432	11,110
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	1	0
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
Telecommunications - continued
Nextel Communications, Inc.: - continued
Series E, $111.25 pay-in-kind	162,221	$ 60,833
XO Communications, Inc. $7.00 pay-in-kind	308,190	1,541
		73,484
TOTAL NONCONVERTIBLE PREFERRED STOCKS		181,862
TOTAL PREFERRED STOCKS (Cost $309,218)		182,502
Floating Rate Loans - 2.1%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
Automotive - 0.3%
Federal-Mogul Financing Trust Tranche B term loan 6.02% 2/24/05 (i)	B2	$ 4,985	2,393
Hayes Lemmerz International, Inc. term loan 9.5% 12/15/05 (i)	B2	5,000	3,700
Tenneco Automotive, Inc.:
Tranche B term loan 7.42% 12/30/07 (i)	B2	2,494	1,883
Tranche C term loan 7.67% 6/30/08 (i)	B2	2,494	1,883
			9,859
Capital Goods - 0.7%
Blount, Inc. Tranche B term loan 6.661% 6/30/06 (i)	B1	10,851	9,821
Thermadyne Manufacturing LLC:
Tranche B term loan 5.35% 5/22/05 (i)	B3	5,854	4,537
Tranche C term loan 5.6% 5/22/06 (i)	B3	5,854	4,537
			18,895
Chemicals - 0.1%
Lyondell Chemical Co. sr. secured Tranche E term loan 7.2949% 5/17/06 (i)	Ba3	2,320	2,187
Energy - 0.2%
Ocean Rig Norway AS Tranche A term loan 8.2675% 6/1/08 (i)	CCC	8,250	6,435
Super Retail - 0.0%
Merry-Go-Round Enterprises, Inc. trade claim (d)	-	7,996	0
Merry-Go-Round Enterprises, Inc. term loan (d)	-	4,129	0
			0
Floating Rate Loans - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Telecommunications - 0.7%
Level 3 Communications, Inc.:
Tranche B term loan 6.3125% 1/15/08 (i)	B1	$ 5,000	$ 3,400
Tranche C term loan 6.3425% 1/30/08 (i)	-	11,000	7,480
NEXTLINK Communications, Inc.:
Tranche A term loan 5.8532% 12/31/06 (i)	B3	1,310	707
Tranche B term loan 0% 6/30/07 (i)	B3	2,860	1,573
TeleCorp PCS, Inc. Tranche B term loan 5.97% 1/17/08 (i)	B2	5,000	4,963
			18,123
Textiles & Apparel - 0.1%
Synthetic Industries, Inc. term loan 17% 6/14/08 (i)	-	4,000	1,800
TOTAL FLOATING RATE LOANS (Cost $71,649)			57,299
Money Market Funds - 17.1%
	Shares
Fidelity Cash Central Fund, 2.81% (c) (Cost $467,853)	467,852,694	467,853
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.6%, dated 10/31/01 due 11/1/01 (Cost $2,151)	$ 2,151	2,151
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $3,419,143)		2,705,015
NET OTHER ASSETS - 1.2%		33,789
NET ASSETS - 100%		$ 2,738,804
Currency Abbreviations
CHF	-	Swiss franc
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $251,386,000 or 9.2% of net assets.

(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Broadlane, Inc. 6% 3/31/03	7/9/01	$ 10,533
Merry-Go-Round Enterprises, Inc. 7.09% 9/1/03	3/21/94	$ 6,450
Merry-Go-Round Enterprises, Inc. 0% 5/16/97	3/1/94 - 3/24/94	$ 7,680
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 3,096
Swerdlow Real Estate Group, Inc.: Class A	1/15/99	$ 11
Class B	1/15/99	$ 3
junior	1/15/99	$ 3
mezzanine	1/15/99	$ 79
senior	1/15/99	$ 7,619
Trivest 1992 Special Fund Ltd.	7/2/92	$ -
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.5%	AAA, AA, A	0.8%
Baa	4.5%	BBB	8.5%
Ba	17.2%	BB	10.5%
B	28.3%	B	24.0%
Caa	7.6%	CCC	11.5%
Ca, C	1.3%	CC, C	0.6%
		D	1.2%
The percentage not rated by Moody's or S&P amounted to 4.1%. FMR has determined that unrated debt securities that are lower quality account for 4.1% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $1,702,041,000 and $1,537,562,000, respectively, of which long-term U.S. government and government agency obligations aggregated $47,969,000 and $48,633,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $22,625,000 or 0.8% of net assets.

Loans & Other Direct Debt Instruments
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $57,299,000 or 2.1% of net assets.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,395,146,000. Net unrealized depreciation aggregated $690,131,000, of which $82,438,000 related to appreciated investment securities and $772,569,000 related to depreciated investment securities.

At April 30, 2001, the fund had a capital loss carryforward of approximately $109,258,000 all of which will expire on April 30, 2009.
The fund intends to elect to defer to its fiscal year ending April 30, 2002 approximately $239,243,000 of losses recognized during the period November 1, 2000 to April 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $7,214 and repurchase agreements of $2,151) (cost $3,419,143) - See accompanying schedule		$ 2,705,015
Cash		63
Receivable for investments sold		41,592
Receivable for fund shares sold		6,268
Dividends receivable		114
Interest receivable		50,835
Redemption fees receivable		2
Other receivables		4,533
Total assets		2,808,422
Liabilities
Payable for investments purchased	$ 29,843
Payable for fund shares redeemed	23,626
Accrued management fee	1,320
Other payables and accrued expenses	2,661
Collateral on securities loaned, at value	12,168
Total liabilities		69,618
Net Assets		$ 2,738,804
Net Assets consist of:
Paid in capital		$ 3,906,619
Undistributed net investment income		126,257
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(579,945)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(714,127)
Net Assets, for 408,649 shares outstanding		$ 2,738,804
Net Asset Value, offering price and redemption price per share ($2,738,804 ÷ 408,649 shares)		$6.70

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended October 31, 2001
Investment Income Dividends		$ 13,385
Interest		139,654
Security lending		328
Total income		153,367
Expenses
Management fee	$ 8,632
Transfer agent fees	2,798
Accounting and security lending fees	396
Non-interested trustees' compensation	2
Custodian fees and expenses	42
Registration fees	55
Audit	53
Legal	11
Miscellaneous	103
Total expenses before reductions	12,092
Expense reductions	(65)	12,027
Net investment income		141,340
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of $6,416 on sales of investments in affiliated issuers)		(243,958)
Change in net unrealized appreciation (depreciation) on investment securities		(175,428)
Net gain (loss)		(419,386)
Net increase (decrease) in net assets resulting from operations		$ (278,046)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2001	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 141,340	$ 290,908
Net realized gain (loss)	(243,958)	(351,711)
Change in net unrealized appreciation (depreciation)	(175,428)	(260,236)
Net increase (decrease) in net assets resulting from operations	(278,046)	(321,039)
Distributions to shareholders from net investment income	(108,272)	(254,411)
Share transactions Net proceeds from sales of shares	345,714	1,228,185
Reinvestment of distributions	96,513	223,425
Cost of shares redeemed	(428,583)	(946,818)
Net increase (decrease) in net assets resulting from share transactions	13,644	504,792
Redemption fees	675	2,670
Total increase (decrease) in net assets	(371,999)	(67,988)
Net Assets
Beginning of period	3,110,803	3,178,791
End of period (including undistributed net investment income of $126,257 and $93,189, respectively)	$ 2,738,804	$ 3,110,803
Other Information Shares
Sold	47,356	146,891
Issued in reinvestment of distributions	13,513	26,915
Redeemed	(60,174)	(113,788)
Net increase (decrease)	695	60,018

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended October 31,	Years ended April 30,
	2001	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 7.630	$ 9.140	$ 10.290	$ 10.680	$ 9.280	$ 9.340
Income from Invest- ment Operations
Net investment income D	.354 F	.781	.872	.863	.721	.605
Net realized and unrealized gain (loss)	(1.024) F	(1.612)	(.799)	(.024)	1.385	.093
Total from invest- ment operations	(.670)	(.831)	.073	.839	2.106	.698
Less Distributions From net invest- ment income	(.262)	(.686)	(.743)	(.974)	(.710)	(.762)
From net realized gain	-	-	(.487)	(.260)	-	-
Total distributions	(.262)	(.686)	(1.230)	(1.234)	(.710)	(.762)
Redemption fees added to paid in capital	.002	.007	.007	.005	.004	.004
Net asset value, end of period	$ 6.700	$ 7.630	$ 9.140	$ 10.290	$ 10.680	$ 9.280
Total Return B, C	(8.91)%	(9.37)%	.94%	9.34%	23.59%	7.88%
Ratios to Average Net Assets E
Expenses before expense reductions	.81% A	.79%	.83%	.82%	.83%	.87%
Expenses net of voluntary waivers, if any	.81% A	.79%	.83%	.82%	.83%	.87%
Expenses net of all reductions	.81% A	.78%	.82%	.81%	.82%	.86%
Net investment income	9.46% A, F	9.32%	9.09%	8.84%	7.23%	6.53%
Supplemental Data
Net assets, end of period (in millions)	$ 2,739	$ 3,111	$ 3,179	$ 2,589	$ 2,356	$ 2,041
Portfolio turnover rate	132% A	82%	88%	125%	179%	309%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by or $.051 and decrease net realized and unrealized gain (loss) per share by $.051. Without this change the ratio of net investment income to average net assets would have been 8.10%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Capital & Income Fund (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Semiannual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 270 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Semiannual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $18,880,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to increase net investment income by $20,282,000, decrease net unrealized appreciation/depreciation by $12,369,000; and decrease net realized gain (loss) by $7,913,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $104,000 for the period.

Semiannual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $37,000 of the fund's expenses. In addition,through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $14,000 and $14,000, respectively.

Semiannual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Focal Communications Corp.	466	5	-	15,128
National Vision, Inc..	-	19	-	93
Pathmark Stores, Inc.	1,433	22,795	-	61,302
TOTALS	$ 1,899	$ 22,819	$ -	$ 76,523

Semiannual Report

Report of Independent Accountants

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 7, 2001

Semiannual Report

Managing Your Investments

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By Phone

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Press

1   For mutual fund and brokerage trading.

2   For quotes.*

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4   To review orders and mutual
fund activity.

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*0   To speak to a Fidelity representative.

By PC

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If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Robert A. Lawrence, Vice President

David L. Glancy, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
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Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

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Target Timeline® 2003

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